UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 30, 2009

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-09718	25-1435979
(Commission File Number)	(IRS Employer Identification No.)

One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

(412) 762-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 31, 2009, PNC Funding Corp (“Funding”), an indirect, wholly owned subsidiary of The PNC Financial Services Group, Inc. (the “Corporation”), completed the public offer and sale of $1,000,000,000 aggregate principal amount of its Floating Rate Senior Notes due April 1, 2012 (the “Senior Notes”), unconditionally guaranteed by the Corporation (the “Guarantees”). The Senior Notes are also guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program – Debt Guarantee Program (the “TLGP Program”). The Senior Notes were sold pursuant to an Underwriting Agreement dated March 30, 2009 (the “Underwriting Agreement”) by and among Funding, the Corporation, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference. The Notes were issued pursuant to a Registration Statement on Form S-3 (Nos. 333-139912 and 333-139912-01), initially filed with the Securities and Exchange Commission on January 11, 2007 and effective immediately upon filing (the “Registration Statement”).

In connection with the offering, Funding, the Corporation and The Bank of New York Mellon (the “Trustee”) entered into a Fifth Supplemental Indenture, dated as of March 31, 2009 (the “Supplemental Indenture”) to the Indenture dated as of December 1, 1991, among Funding, the Corporation and the Trustee, as amended by a Supplemental Indenture dated as of February 15, 1993, as further amended by a Second Supplemental Indenture dated as of February 15, 2000, as further amended by a Third Supplemental Indenture dated as of December 19, 2008 and as further amended by a Fourth Supplemental Indenture dated as of December 19, 2008. The Supplemental Indenture is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated into this Item 8.01 by reference.

The form of the Senior Notes is attached to this Current Report on Form 8-K as Exhibit 4.2. The form of the related Guarantees for the Senior Notes is attached to this Current Report on Form 8-K as Exhibit 4.3. These Exhibits are incorporated into this item 8.01 by reference.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Senior Notes as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 30, 2009, by and among PNC Funding Corp, The PNC Financial Services Group, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein.

4.1	Fifth Supplemental Indenture, dated as of March 31, 2009, by and among PNC Funding Corp, The PNC Financial Services Group, Inc. and The Bank of New York Mellon, as Trustee.

4.2	Form of Floating Rate Senior Notes due April 1, 2012.

4.3	Form of Guarantee related to Floating Rate Senior Notes due April 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

	By:	/s/ Samuel R. Patterson
	Name:	Samuel R. Patterson
Date: April 3, 2009	Title:	Controller

EXHIBIT INDEX

Number	Description	Method of Filing
1.1	Underwriting Agreement, dated as of March 30, 2009, by and among PNC Funding Corp, The PNC Financial Services Group, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein.	Filed herewith.

4.1	Fifth Supplemental Indenture, dated as of March 31, 2009, by and among PNC Funding Corp, The PNC Financial Services Group, Inc. and The Bank of New York Mellon, as Trustee.	Filed herewith.

4.2	Form of Floating Rate Senior Notes due April 1, 2012.	Included in Exhibit 4.1.

4.3	Form of Guarantee related to Floating Rate Senior Notes due April 1, 2012.	Included in Exhibit 4.1.